ABSOLUTE ASIA DYNAMIC EQUITY FUND

Supplement dated August 5, 2010 to the Natixis Funds Class A, B and C Prospectus and the Natixis Funds Class Y Prospectus, each dated May 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph of the sub-section “Subadvisers” under the section “Meet the Funds’ Investment Advisers and Subadvisers,” is amended and restated as follows:

Absolute Asia Asset Management Limited, located at 8 Eu Tong Sen Street, #23-90, The Central, Singapore, 059818 serves as subadviser to the Absolute Asia Dynamic Equity Fund. Absolute Asia had over $1.09 billion in assets under management as of December 31, 2009. Absolute Asia is a subsidiary of Natixis Global Asset Management.